UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 30, 2009

Matrix Service Company

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-15461	73-1352174
(Commission File Number)	(IRS Employer Identification No.)

5100 E Skelly Dr., Suite 700, TULSA, OK	74135
(Address of Principal Executive Offices)	(Zip Code)

918-838-8822

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 4, 2009, Matrix Service Company (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ending May 31, 2009 and guidance for fiscal year 2010. The full text of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99 attached hereto is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 30, 2009, the Company’s Board of Directors approved a change in the Company’s fiscal year from the twelve month period of June 1 to May 31 to the twelve month period of July 1 to June 30. The Company’s previous May 31 fiscal year caused the preparation of our quarterly and annual reports to coincide with numerous holidays. This difficulty has been exacerbated in recent years by the combination of accelerated filing requirements and an increase in the amount of time and work required to prepare periodic filings. In addition, the change to June 30 allows the Company to report on the same quarterly cycle as most other construction companies. The change in fiscal year is effective immediately.

The reporting periods, applicable reports and their respective due dates for fiscal 2010 will be as follows:

Report to be Filed	Reporting Period	Report Due Date
Form 10-Q	Month ended June 30, 2009 and 1st fiscal quarter ended September 30, 2009	November 9, 2009

Form 10-Q	2nd fiscal quarter ended December 31, 2009	February 9, 2010

Form 10-Q	3rd fiscal quarter ended March 31, 2010	May 10, 2010

Form 10-K	Fiscal year ended June 30, 2010	September 13, 2010

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed or furnished herewith:

Exhibit No.	Description
99	Press Release dated August 4, 2009, announcing financial results for the fourth quarter and fiscal year ending May 31, 2009, guidance for fiscal year 2010 and a change in fiscal year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: August 4, 2009	By:	/s/ Kevin S. Cavanah
Kevin S. Cavanah
Vice President – Accounting & Financial Reporting and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated August 4, 2009, announcing financial results for the fourth quarter and fiscal year ending May 31, 2009, guidance for fiscal year 2010 and a change in fiscal year.